UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-41655 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 17, 2025, NioCorp Developments Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter in a public offering registered under the Securities Act (as defined below) (the “Offering”) (i) 6,628,846 common shares, without par value, of the Company (“Common Shares”) at a public offering price of $2.60 per Common Share, less the Underwriter’s discount of $0.182 per Common Share and (ii) 1,063,462 pre-funded Common Share purchase warrants (the “Pre-Funded Warrants”) to purchase up to an additional 1,063,462 Common Shares at a public offering price of $2.5999, less the Underwriter’s discount of $0.182. The Offering closed on April 21, 2025.

Under the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day over-allotment option to purchase up to 1,153,846 Common Shares, which may be exercised by the Underwriter in whole or in part at any time on one, but not more than one, occasion. On April 17, 2025, the Underwriter partially exercised its over-allotment option to purchase an additional 323,504 Common Shares.

Each Pre-Funded Warrant is exercisable for one Common Share at a price per Common Share of $0.0001. The Pre-Funded Warrants may be exercised at any time on or after the date of issuance and do not have an expiration date. The Pre-Funded Warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own more than 4.99% of the number of Common Shares outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage to a percentage not in excess of 9.99% by providing notice to the Company, which increase will not be effective until at least 61 days following such notice. Pre-Funded Warrant holders will not have the rights or privileges of a holder of Common Shares with respect to the Common Shares underlying such Pre-Funded Warrants, including any voting rights, until the holder exercises such Pre-Funded Warrants. There is no established trading market for the Pre-Funded Warrants and the Company does not expect a market to develop. In addition, the Company does not intend to apply for the listing of the Pre-Funded Warrants on any national securities exchange or other trading market.

The Underwriting Agreement contains customary representations, warranties and covenants made by the Company. It also provides customary indemnification by each of the Company and the Underwriter, severally and not jointly, for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, the Underwriter will have a right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent, or sole sales agent, for any and all future public or private equity, equity-linked or convertible debt offerings for which the Company retains the services of an underwriter, agent, advisor or finder until November 14, 2025.

In addition, pursuant to the terms of the Underwriting Agreement, the Company’s executive officers and directors entered into lock-up agreements in substantially the form included as an exhibit to the Underwriting Agreement, providing for a 90-day “lock-up” period with respect to sales of Common Shares and securities that are exchange or exercisable for Common Shares, subject to certain exceptions. In addition, subject to certain exceptions, the Company has agreed, (i) for a period of 90 days following the date of the closing of the Offering, not to, and to cause our subsidiaries not to, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Shares or any securities that are convertible into, or exchangeable or exercisable for, Common Shares and (ii) for a period of 90 days following the date of the closing of the Offering, issue any securities that are subject to a price reset based on the trading prices of our Common Shares or upon a specified or contingent event in the future, or enter into any agreement to issue securities at a future determined price. The foregoing restrictions may be waived by the Underwriter at its discretion.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-280176) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2024 and declared effective by the SEC on June 27, 2024, as supplemented by a prospectus supplement, dated April 17, 2025, filed with the SEC on April 18, 2025.

The net proceeds from the Offering, including the partial exercise of the Underwriter’s over-allotment option, were approximately $18.9 million, after deducting underwriting discounts and commissions and estimated offering expenses but before giving effect to the exercise of any Pre-Funded Warrants.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Pre-Funded Warrants is qualified in its entirety by the full text of the Form of Pre-Funded Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 21, 2025, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

In connection with the Offering, the Company is filing herewith the following exhibits to the Registration Statement:

1.	the Underwriting Agreement;
2.	Form of Pre-Funded Warrant;
3.	Opinion of Blake, Cassels & Graydon LLP;
4.	Opinion of Jones Day;
5.	Consent of Blake, Cassels & Graydon LLP; and
6.	Consent of Jones Day.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 17, 2025, by and between NioCorp Developments Ltd. and Maxim Group LLC
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Blake, Cassels & Graydon LLP
5.2	Opinion of Jones Day
23.1	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.1)
23.2	Consent of Jones Day (included in Exhibit 5.2)
99.1	Press Release, dated April 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2025

NIOCORP DEVELOPMENTS LTD.
By:	/s/ Neal S. Shah
Name:	Neal S. Shah
Title:	Chief Financial Officer